EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: August 22, 2007 — August 31, 2007
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Laurent	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects the following:
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS

I.	Statement of Operations
II.	Balance Sheet
III.	Schedule of Cash Receipts and Disbursements
IV.	Disbursement Summary by Legal Entity
V.	Schedule of Aged Accounts Receivable
VI.	Schedule of Aged Accounts Payable
VII.	Schedule of Advisory Fees Paid
VIII.	Book Balance Detail for Cash Accounts
IX.	Debtor Questionnaire
X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Stub Period 8/22/2007 — 8/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet Kool		Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Corporation	Envirco Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Net Sales	$—	$—	$514	$—	$11	$701	$—	$—	$21

Standard Cost of Sales	(1)	—	698	—	20	553	—	—	17

Gross Profit	1	—	(184)	—	(9)	148	—	—	4

Operating Expenses:
Administrative	27	—	69	—	—	24	91	—	—
Advertising	—	—	10	—	—	—	—	—	—
Selling	(3)	—	54	—	4	55	—	—	10
Shipping & Warehousing	—	—	26	—	4	9	—	—	—
Research & development	—	—	48	—	3	36	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	24	—	207	—	11	124	91	—	10

Advisory costs	—	—	—	—	—	—	30	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(23)	—	(391)	—	(20)	24	(121)	—	(6)

Corporate Overhead	—	—	124	—	6	31	(168)	—	7
Net Use Assets Charge	—	—	(4)	—	1	17	(12)	—	—
Unconsolidated JV income (loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	26	—	—	—	—	—	446	—	—
Other Expense (inc)	—	—	1	—	—	14	—	—	(2)

Income before income taxes	(49)	—	(512)	—	(27)	(38)	(387)	—	(11)

Income Taxes	—	—	—	—	—	—	—	—	—

Net income (loss)	$(49)	$—	$(512)	$—	$(27)	$(38)	$(387)	$—	$(11)

EBITDA	$11	$—	$(389)	$—	$(13)	$52	$(77)	$—	$(6)

Fedders North America Inc., et al.
I. Statement of Operations for the Stub Period 8/22/2007 — 8/31/2007
($000’s)

		Fedders Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Fedders International, Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Net Sales	$98	$—	$1,516	$—	$—	$—	$—	$1,012	$3,873	$4,480

Standard Cost of Sales	91	—	968	—	—	—	—	660	3,006	3,552

Gross Profit	7	—	548	—	—	—	—	352	867	928

Operating Expenses:
Administrative	4	—	68	—	—	—	21	27	331	403
Advertising	—	—	—	—	—	—	—	—	10	14
Selling	—	—	54	—	—	—	—	48	222	282
Shipping & Warehousing	—	—	—	—	—	—	—	—	39	49
Research & development	—	—	10	—	—	—	—	16	113	114
Amortization Expense	—	—	14	—	—	—	—	—	14	14
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	146	—	—	—	21	91	729	876

Advisory costs	—	—	—	—	—	—	—	—	30	30
Restructuring Expense	—	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	3	—	402	—	—	—	(21)	261	108	22

Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	(2)	—	—
Unconsolidated JV income (loss)	—	—	—	—	—	—	—	—	—	(30)
Partner’s JV Interest	—	—	(74)	—	—	—	—	—	(74)	27
Net Interest Expense	—	—	1	—	—	—	—	—	473	517
Other Expense (inc)	(9)	—	—	—	—	—	—	(6)	(2)	159

Income before income taxes	12	—	327	—	—	—	(21)	269	(437)	(657)
Income Taxes	—	—	(29)	—	—	—	—	—	(29)	(29)

Net income (loss)	$12	$—	$298	$—	$—	$—	$(21)	$269	$(466)	$(686)

EBITDA	$3	$—	$425	$—	$—	$—	$(10)	$274	$270	$229

Fedders North America, Inc. et al.
II. Balance Sheet as of 8/31/2007
($000’s)

			Emerson Quiet
	Fedders North	Columbia Specialties	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:

Cash	$3	$—	$209	$—	$6	$1	$2,396	$—	$508
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	11,561	—	19	3,597	—	—	657
Less: Allowance	—	—	(375)	—	(12)	(147)	—	—	(208)

Net Accounts Receivable	—	—	11,186	—	7	3,450	—	—	449

Inventories:
Finished goods	66	—	13,347	—	207	780	—	—	26
Work in progress	—	—	—	—	150	86	—	—	—
Raw Materials	112	—	—	—	590	4,153	—	—	—
Service Parts	—	—	2,099	—	—	61	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	(15)	—	—	—	—
In-Transit Inventory	—	—	1,662	—	—	—	—	—	—

Gross Inventory	178	—	17,108	—	932	5,080	—	—	26
Less inventory reserves	(178)	—	(2,246)	—	(517)	(1,108)	—	—	(5)

Net Inventory	—	—	14,862	—	415	3,972	—	—	21
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	1,085	7	265	—	27	227	1,596	—	118

Total Current Asset	1,088	7	26,522	—	455	7,650	3,992	—	1,096

Investment in Subsidiaries [1]	7,213	—	7,867	—	—	—	26,877	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	1,610	—	—	—
Land Improvement	287	—	—	—	154	—	—	—	—
Buildings	7,808	—	—	—	2,055	1,999	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	8,849	—	1,028	—	3,804	2,210	884	—	15
Furniture & Fixture	44	—	464	—	255	44	1,228	—	87
Auto & Trucks	16	—	—	—	47	—	—	—	—
Jigs & Dies	7,655	—	—	—	545	—	—	—	—
Construction in Progress	—	—	—	—	—	74	—	—	—

Gross P.P.& E.	24,739	—	1,539	—	6,860	5,937	3,374	—	102
Accumulated Depreciation	(20,073)	—	(1,428)	—	(4,406)	(1,335)	(3,295)	—	(102)

Net P.P.& E.	4,666	—	111	—	2,454	4,602	79	—	—

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	9	—	—	—	—	—	—	—	—
Other Assets	3,603	—	—	—	—	—	16,625	—	—

Total Assets	$16,579	$7	$34,500	$—	$2,909	$12,252	$47,573	$—	$1,096

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 8/31/2007
($000’s)

			Emerson Quiet
	Fedders North	Columbia Specialties	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY

Short Term Notes	$—	$—	$—	$—	$—	$—	$21,799	$—	$—
Current Portion of L/T debt	313	—	—	—	180	—	—	—	—
Accounts Payable	(31)	—	95	—	—	112	632	—	36
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	88	—	184	—	37	207	2,324	—	9
Payroll Taxes	—	—	5	—	1	—	(11)	—	—
Total Accrued Expenses	415	—	132	—	1	46	82	—	1
Other Current Liabilities	—	—	—	—	—	—	—	—	—

Total Current Liab-Post Petition	785	—	416	—	219	365	24,826	—	46

Intercompany Accounts	121	—	(108)	—	60	10	982	—	29
Long Term Debt	—	—	—		—	—	11		—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Accounts	(406,930)	5,627	59,965	—	30,079	7,351	262,494	—	(19,025)
Liabilities Subject to Compromise	161,017	86	14,475		518	3,803	62,454		4,293

Total Liabilities	(245,007)	5,713	74,748	—	30,876	11,529	350,767	—	(14,657)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,478	—	—
Class A Stock	—	—	—	—	—	—	4,057	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,143	—	(4,842)	—	999	7,814	(34,513)	—	4,842
Retained Earning-prior	225,447	(4,533)	(23,593)	—	(28,091)	(6,009)	(225,055)	—	9,620
Current Month Net Income (Loss)	(11,009)	(1,173)	(11,907)	—	(876)	(1,082)	(16,279)	—	1,274
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	261,586	(5,706)	(40,248)	—	(27,967)	723	(303,194)	—	15,753

Total liabilities & equity	$16,579	$7	$34,500	$—	$2,909	$12,252	$47,573	$—	$1,096

Fedders North America, Inc. et al.
II. Balance Sheet as of 8/31/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:

Cash	$17	$—	$91	$7	$—	$—	$—	$—	$3,238	$6,065
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	332	—	5,895	—	—	—	—	3,481	25,542	36,378
Less: Allowance	(9)	—	(102)	—	—	—	—	(30)	(883)	(4,104)

Net Accounts Receivable	323	—	5,793	—	—	—	—	3,451	24,659	32,274

Inventories:
Finished goods	98	—	3,130	—	—	—	—	2,003	19,657	24,207
Work in progress	—	—	302	—	—	—	—	758	1,296	2,198
Raw Materials	94	—	3,358	—	—	—	—	1,885	10,192	23,122
Service Parts	46	—	—	—	—	—	—	225	2,431	2,646
Supplies	—	—	92	—	—	—	—	—	92	345
Freight & Duty	—	—	—	—	—	—	—	—	(15)	(14)
In-Transit Inventory	—	—	—	—	—	—	—	666	2,328	2,591

Gross Inventory	238	—	6,882	—	—	—	—	5,537	35,981	55,095
Less inventory reserves	(207)	—	(547)	—	—	—	—	(768)	(5,576)	(7,972)

Net Inventory	31	—	6,335	—	—	—	—	4,769	30,405	47,123
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	837	—	204	—	—	—	57	268	4,691	8,162

Total Current Asset	1,208	—	12,423	7	—	—	57	8,488	62,993	93,624

Investment in Subsidiaries [1]	21,144	—	—	—	—	—	—	(760)	62,341	—

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	2,634	2,634
Land Improvement	—	—	—	—	—	—	899	23	1,363	1,363
Buildings	—	—	—	—	—	—	10,770	5,808	28,440	30,714
Leasehold improvement	—	—	387	—	—	—	—	425	2,121	5,775
Machinery & Equipment	4	—	954	—	—	—	4,112	5,475	27,335	51,893
Furniture & Fixture	41	—	129	—	—	—	889	3,713	6,894	8,339
Auto & Trucks	—	—	83	—	—	—	—	—	146	1,466
Jigs & Dies	—	—	73	—	—	—	321	4,281	12,875	15,679
Construction in Progress	—	—	—	—	—	—	—	—	74	89

Gross P.P.& E.	45	—	1,626	—	—	—	17,459	20,201	81,882	117,952
Accumulated Depreciation	(44)	—	(436)	—	—	—	(12,399)	(15,279)	(58,797)	(80,719)

Net P.P.& E.	1	—	1,190	—	—	—	5,060	4,922	23,085	37,233

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	9,074	—	—	—	—	—	9,074	27,493
Other Intangibles	—	—	3,087	—	—	—	—	192	3,288	3,288
Other Assets	282	—	—	—	—	—	—	—	20,510	26,322

Total Assets	$22,635	$—	$25,774	$7	$—	$—	$5,117	$12,842	$181,291	$187,960

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 8/31/2007
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$21,799	$30,914
Current Portion of L/T debt	—	—	68	—	—	—	—	—	561	680
Accounts Payable	2	—	(124)	—	—	—	5	536	1,263	39,636
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	494	—	—	—	—	142	3,826	5,089
Payroll Taxes	10	—	9	—	—	—	—	—	14	69
Total Accrued Expenses	4	—	207	—	—	—	—	26	914	6,966
Other Current Liabilities	—	—	—	—	—	—	—	—	—	174

Total Current Liab-Post Petition	357	—	654	—	—	—	5	704	28,377	83,528

Intercompany Accounts	88	—	(717)	—	—	—	5	(804)	(334)	(8,847)
Long Term Debt	—		208	—			—	—	219	1,386

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	4,397

Pre-Petition Intercompany Accounts	58,233	—	13,250	7	—	—	2,759	21,102	34,912	8,849
Liabilities Subject to Compromise	1,225		6,357	—			25	2,338	256,591	256,591

Total Liabilities	59,903	—	19,752	7	—	—	2,794	23,340	319,765	345,904

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,988	372
Class A Stock	—	—	—	—	—	—	—	—	4,057	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,324	115,649
Retained Earning-prior	(40,690)	—	4,960	—	—	—	(59,252)	(11,883)	(159,079)	(199,284)
Current Month Net Income (Loss)	32	—	1,057	—	—	—	(775)	1,408	(39,330)	(42,461)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(20)	—	—	—	—	—	—	110	201	2,422

Total Stockholder’s equity	(37,268)	—	6,022	—	—	—	2,323	(10,498)	(138,474)	(157,944)

Total liabilities & equity	$22,635	$—	$25,774	$7	$—	$—	$5,117	$12,842	$181,291	$187,960

Fedders North America, Inc. et al.
III. Receipts and Disbursements for the Stub Period 8/22/2007 — 8/31/2007
($ in 000’s)

			Emerson Quiet					Fedders
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc. [1]
Receipts and Disbursements	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Collections	$—	$—	$1,316	$—	$2	$212	$12	$—	$—

Operating Disbursements

Employee Costs	—	—	210	—	28	253	308	—	—
Material Costs	—	—	—	—	—	53	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	—	—
Freight/Duty	—	—	11	—	—	1	200	—	—
Utilities	—	—	—	—	—	0	0	—	—
Machinery & Equip	—	—	—	—	—	22	—	—	—
Facility Costs	—	—	—	—	—	—	55	—	—
IT/Telecom	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	129	—	—
Taxes	—	—	—	—	—	—	0	—	—
Other	28	—	163	—	—	7	13	—	32

	28	—	384	—	28	336	705	—	32

Operating Cash Flow	(28)	—	932	—	(26)	(124)	(693)	—	(32)

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	—
Restructuring Fees	—	—	—	—	—	—	2,479	—	—
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	2,479	—	—

Net Cash Generated (Used)	$(28)	$—	$932	$—	$(26)	$(124)	$(3,172)	$—	$(32)

[1]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

[2]	Includes DIP Financing Closing Costs in the amount $1.832 million

Fedders North America, Inc. et al.
III. Receipts and Disbursements for the Stub Period 8/22/2007 — 8/31/2007
($ in 000’s)

	Fedders	Fedders
	International,	Investment	Fedders	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Islandaire, Inc.	Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
Receipts and Disbursements	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Collections	$—	$—	$1,081	$—	$—	$—	$—	$415	$3,038

Operating Disbursements

Employee Costs	—	—	225	—	—	—	—	142	1,165
Material Costs	—	—	237	—	—	—	—	64	354
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	603	603
China Transfers-Qingpu (Intercompany)	—	—	100	—	—	—	—	—	100
Freight/Duty	—	—	3	—	—	—	—	0	215
Utilities	—	—	—	—	—	—	—	0	1
Machinery & Equip	—	—	9	—	—	—	—	3	34
Facility Costs	—	—	0	—	—	—	—	2	57
IT/Telecom	—	—	—	—	—	—	—	2	2
Insurance	—	—	49	—	—	—	—	51	230
Taxes	—	—	—	—	—	—	—	0	0
Other	—	—	2	—	—	—	—	27	271

	—	—	626	—	—	—	—	893	3,031

Operating Cash Flow	—	—	455	—	—	—	—	(478)	7

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	—
Restructuring Fees	—	—	—	—	—	—	—	—	2,479
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	2,479

Net Cash Generated (Used)	$—	$—	$455	$—	$—	$—	$—	$(478)	$(2,472)

[1]	All payments made directly to employees, plus payments related to outside sales reps, temp agencies and recruiting fees

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Stub Period 8/22/2007 — 8/31/2007
($000’s)

			Cumulative Post-
			Petition
Legal Entity	Case Number	Aug-07	Disbursements
Fedders North America, Inc.	07-11176	$28	$28
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	384	384
Envirco Corporation [2]	07-11179	—	—
Eubank Coil Company	07-11180	28	28
Fedders Addison Company, Inc.	07-11181	336	336
Fedders Corporation	07-11182	3,184	3,184
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	32	32
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	626	626
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	893	893

Total Debtor Disbursements		$5,511	$5,511

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 8/31/2007
($000’s)

			Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	5,294	2,201	1,527	2,539	11,561
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	30	(4)	8	(15)	19
Fedders Addison Company, Inc.	07-11181	1,416	1,373	490	390	3,669
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	357	(3)	8	294	657
Fedders International, Inc.	07-11185	183	241	—	288	712
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	2,308	1,770	845	972	5,895
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	1,294	1,028	247	252	2,821

Net Accounts Receivable of the Debtors		$10,882	$6,606	$3,125	$4,721	$25,333

Other Reconciling Items [1]						209

Gross Accounts Receivable						$25,542

[1]	Includes adjusting journal entries, deposits collected during month and A/R balances related to IAQ Residential and IAQ Canada

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 8/31/2007
($000’s)

			Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$(31)	$—	$—	$—	$(31)
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	95	—	—	—	95
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	70	—	—	—	70
Fedders Corporation [1]	07-11182	632	—	—	—	632
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	36	—	—	—	36
Fedders International, Inc.	07-11185	2	—	—	—	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc. [2]	07-11187	(124)	—	—	—	(124)
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	5	—	—	—	5
Trion, Inc. [1]	07-11192	536	—	—	—	536

Total Aging		$1,222	$—	$—	$—	$1,222

Other Reconciling Items [3]						41

Total Unpaid Post Petition Debts						$1,263

[2]	For August and September, some payable amounts could not be retroactively aged — will be aged on a go-forward basis

[2]	Negative balance reflects deposits and Cash In Advance payments to vendors — will be reclassed in October

[3]	Relates to accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees Paid for the Stub Period 8/22/2007 — 8/31/2007
($000’s)

Vendor	8/31/07	Cumulative [1]
Saul Ewing	$—	$—
Barrier Advisors [2]	—	—
Alvarez and Marsal [3]	—	—
Sitirck And Company	—	—
Chanin Advisors/ Duff & Phelps	—	—
Weil, Gotshal & Manges [2]	647	647
Mesirow Financial	—	—
Brown Rudnick	—	—
Lowenstein Sandler	—	—
Greenfield Traurig	—	—
Hanes & Boone	—	—
Logan & Company	—	—

Total Advisory Fees Paid	$647	$647

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal was retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 8/31/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	8/31 Book Balance
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$1	[1]

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	211
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	(2)

07-11178	Emerson Quiet Kool Corporation				$209

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$5	[1]

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	5
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	—
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	$1,155
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	243
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	98
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	61
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	23
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	494
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	10
07-11182	Fedders Corporation	Janus	881235094	Investment	—
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	295
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	2
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—

07-11182	Fedders Corporation Total				$2,396

07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	6
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	502
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	0
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository - US$	0

07-11184	Fedders Inc.				$508

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository - US$	1
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	16

07-11185	Fedders International, Inc.				$17

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca$	0
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	(123	) [2]
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2000006939267	Depository Account	105
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	104

07-11187	Fedders Islandaire, Inc.				$86	[1]

07-11188	Fedders Outlet, Inc.				$7

					$3,228	[1]

[1]	Small differences between ending balances and cash number presented on the balance sheet is primarily related to petty cash

[2]	Negative amount represents checks that have been cut but have not cleared the bank by month’s end, which are funded as the checks are presented to the bank

Fedders North America, Inc. et al.
IX. Debtor Questionnaire for the Stub Period 8/22/2007 — 8/31/2007

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below. [1]		X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Trion is still in the process of preparing the filing for North Carolina sales tax payable

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for August, 2007, Fedders North America, Inc., et al., has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name: Robert Laurent
Title: Chief Financial Officer